(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
July 31, 2002


MuniHoldings
Fund II, Inc.


www.mlim.ml.com


MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Fund II, Inc., July 31, 2002


DEAR SHAREHOLDER


For the year ended July 31, 2002, the Common Stock of MuniHoldings Fund II, Inc. earned $0.854 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.32%, based on a year-end per share net asset value of $13.51. Over the same period, the total investment return on the Fund's Common Stock was +7.56%, based on a change in per share net asset value from $13.42 to $13.51 and assuming reinvestment of $0.844 per share ordinary income dividends.

For the six-month period ended July 31, 2002, the total investment return on the Fund's Common Stock was +7.13%, based on a change in per share net asset value from $13.05 to $13.51, and assuming reinvestment of $0.438 per share ordinary income dividends.

For the six-month period ended July 31, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.34% for Series A and 1.23% for Series B.


The Municipal Market Environment
During the six-month period ended July 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but further declines in manufacturing employment. The index of leading economic indicators generally rose in late 2001 and early 2002, suggesting that economic activity was likely to expand later in the year. Furthermore, in February 2002, U.S. gross domestic product (GDP) growth for the fourth quarter of 2001 was revised higher to 1.7%, signaling significantly improving economic conditions relative to earlier in 2001. These positive economic fundamentals, however, were largely offset by U.S. equity market volatility. The initial disclosure of accounting irregularities at Enron Corporation in early February exacerbated earlier equity volatility. At the end of February 2002, long-term U.S. Treasury bond yields were approximately 5.40%.

In early March 2002, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth, noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board's actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. GDP activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts, as many international investors prefer the safe haven status of U.S. Treasury securities. At June 30, 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining the economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during late July. At July 31, 2002, U.S. Treasury bond yield levels had fallen to 5.30%, a decline of approximately
15 basis points (0.15%) during the six-month period ended July 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. By the end of July 2002, long-term municipal revenue bond yields stood at 5.34%, a decline of over 30 basis points from their recent highs in March.

Solid investment demand during the six-month period ended July 31, 2002 allowed the tax-exempt market to outperform its taxable counterpart in recent months. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at over $7.7 billion, up more than 60% compared to the same period in 2001. Additionally, this past January and February, investors received nearly $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal interest rates have continued to move lower in response to the Federal Reserve Board's actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.5% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. Also, it is forecast that investors will have received from June to August approximately an additional $75 billion from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that these monies will continue to support the municipal bond market's currently strong technical environment.

Recent outperformance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, more than $165 billion in new long-term municipal bonds was issued, an increase of nearly 20% compared to the same period in 2001. More than $100 billion in long-term tax-exempt securities was underwritten during the July quarter, an increase of over 33% compared to the July 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings have been attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could stay near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. The ongoing U.S. military response to worldwide terrorism has helped reduce a once-sizable Federal surplus to a material deficit. Further military action in early 2003 would only result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, the U.S. economic recovery is also likely to be a moderate process. Similarly, this suggests that the pace of any interest rate increases would be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.


Portfolio Strategy
During the six-month period ended July 31, 2002, our investment strategy continued to focus on seeking to enhance tax-exempt income, through the use of leverage, to the Fund's Common Stock shareholders. Over the past six months, we kept the Fund at a market neutral, fully invested position. Because of extremely low short-term interest rates, we maintained low cash reserves to enhance the Fund's current yield. This strategy enabled the Fund to realize an attractive yield with a competitive total return. A large portion of the Fund's performance was derived from two refundings and the narrowing credit spread on one of its high yield holdings. Approximately 4.3% of the portfolio was refunded during the period, enabling the Fund's net asset value to perform well against its competitors. In addition, the yield spread demanded on the Fund's investment in National Gypsum issues declined during the six-month period ended July 31, 2002. This market improvement was the result of positive events for the issuer being released recently. We believe this credit will continue to improve for the foreseeable future.



MuniHoldings Fund II, Inc., July 31, 2002


Going forward, we believe the Fund is well structured with a high current income, low volatility posture. At this time, we expect to maintain this strategy in the coming months. The Fund's Auction Market Preferred Stock recently auctioned at 1.10%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a more complete explanation of the benefits and risks of leverage.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



August 27, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P      Moody's    Face
STATE           Ratings    Ratings   Amount  Issue                                                                 Value
Alabama--2.8%     AAA       Aaa     $ 4,000  Jefferson County, Alabama, Sewer Revenue Bonds, Series D,
                                             5.70% due 2/01/2018 (b)                                              $   4,241

Arizona--5.2%     BBB       Baa2      1,000  Arizona Health Facilities Authority Revenue Bonds
                                             (Catholic Healthcare West), Series A, 6.625% due 7/01/2020               1,056
                  NR*       Caa2      2,800  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                             Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                             due 4/01/2023                                                            1,204
                                             Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                                             (Bay Club Apartments Project)(g):
                  AAA       NR*         915     5.90% due 11/20/2031                                                  1,002
                  AAA       NR*       1,265     5.95% due 11/20/2036                                                  1,387
                                             Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                             (Columbus Village), Series A (g):
                  AAA       NR*         585     6% due 10/20/2031                                                       649
                  AAA       NR*         770     6.05% due 10/20/2041                                                    853
                  NR*       NR*       1,560  Show Low, Arizona, Improvement District No. 5, Special
                                             Assessment Bonds, 6.375% due 1/01/2015                                   1,632

California--      AAA       Aaa       2,000  Benicia, California, Unified School District, GO, Refunding,
13.6%                                        Series A, 5.615%** due 8/01/2020 (b)                                       772
                  A1+       NR*         600  California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas and Electric), VRDN, Series C, 1.50%
                                             due 11/01/2026 (f)                                                         600
                  A         A1        4,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), AMT, Series A, 6.75% due 3/01/2023 (i)                    4,126
                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds (e):
                  AA        Aa3       3,000     RIB, Series 366, 10.111% due 12/01/2027                               3,672
                  AA        Aa3       2,500     Trust Receipts, Class R, Series A, 10.28% due 12/01/2019              3,034
                                             San Marino, California, Unified School District, GO, Series A (d):
                  AAA       Aaa       1,820     5.50%** due 7/01/2017                                                   870
                  AAA       Aaa       1,945     5.55%** due 7/01/2018                                                   869
                  AAA       Aaa       2,070     5.60%** due 7/01/2019                                                   861
                  AAA       Aaa       5,000  Tracy, California, Area Public Facilities Financing Agency,
                                             Special Tax Refunding Bonds (Community Facilities District
                                             Number 87-1), Series H, 5.875% due 10/01/2019 (d)                        5,488

Colorado--2.0%    NR*       NR*       1,890  Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                             Improvement Fee), Series A, 7.10% due 9/01/2014                          1,861
                  BB+       Ba1       1,110  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                    1,145

Connecticut--     AAA       Aaa       2,470  Connecticut State HFA Revenue Bonds (Housing Mortgage Finance
3.4%                                         Program), Series C-1, 6% due 11/15/2028                                  2,621
                  BBB       NR*       2,715  Eastern Connecticut, Resource Recovery Authority, Solid Waste
                                             Revenue Bonds (Wheelabrator Lisbon Project), AMT, Series A,
                                             5.50% due 1/01/2020                                                      2,474

Florida--9.4%     NR*       NR*         525  Bonnet Creek Resort, Florida, Community Development District,
                                             Special Assessment Revenue Bonds, 7.50% due 5/01/2034                      529
                  AA-       A3        5,000  Broward County, Florida, Resource Recovery Revenue Refunding
                                             Bonds (Wheelabrator South Broward), Series A, 5.375% due
                                             12/01/2009                                                               5,402




Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes



MuniHoldings Fund II, Inc., July 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P      Moody's    Face
STATE           Ratings    Ratings   Amount  Issue                                                                 Value
Florida                                      Hillsborough County, Florida, IDA, Exempt Facilities Revenue
(concluded)                                  Bonds (National Gypsum), AMT:
                  NR*       NR*     $ 1,250     Series A, 7.125% due 4/01/2030                                    $   1,144
                  NR*       NR*       2,250     Series B, 7.125% due 4/01/2030                                        2,058
                  A-        A2        3,490  Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028           3,584
                  NR*       VMIG1++   1,400  Palm Beach County, Florida, Health Facilities Authority, Health
                                             Facilities Revenue Bonds (Bethesda Healthcare System Project),
                                             VRDN, 1.45% due 12/01/2031 (f)                                           1,400

Georgia--0.9%     NR*       NR*       1,250  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                             Project), 7.90% due 12/01/2024                                           1,257

Idaho--1.2%       BBB-      Ba1       2,000  Power County, Idaho, Industrial Development Corporation, Solid
                                             Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                             6.45% due 8/01/2032                                                      1,761

Illinois--2.9%    BBB       NR*       2,315  Illinois Development Finance Authority Revenue Bonds (Community
                                             Rehabilitation Providers Facilities), Series A, 6.625% due
                                             7/01/2032                                                                2,351
                  AA        Aa2       2,000  Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                             Sub-Series C-2, 5.25% due 8/01/2022                                      2,006

Indiana--1.8%     NR*       NR*       2,595  Indiana State Educational Facilities Authority, Revenue Refunding
                                             Bonds (Saint Joseph's College Project), 7% due 10/01/2029                2,709

Kentucky--0.7%    NR*       NR*       1,165  Kenton County, Kentucky, Airport Board, Special Facilities
                                             Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                             6.625% due 7/01/2019                                                     1,063

Louisiana--1.7%   BBB       Baa3      1,460  Calcasieu Parish, Louisiana, IDB, IDR, Refunding (Olin
                                             Corporation Project), 6.625% due 2/01/2016                               1,521
                  NR*       NR*       1,000  Hodge, Louisiana, Utility Revenue Bonds (Stone Container
                                             Corporation), AMT, 9% due 3/01/2010                                      1,005

Maine--2.4%       AA+       Aa1       3,500  Maine State Housing Authority, Mortgage Purchase Revenue
                                             Refunding Bonds, Series B, 5.30% due 11/15/2023                          3,581

Maryland--2.7%    NR*       NR*       2,000  Maryland State Energy Financing Administration, Limited
                                             Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                             AMT, 7.40% due 9/01/2019                                                 2,040
                  NR*       Baa1      2,000  Maryland State Health and Higher Educational Facilities
                                             Authority Revenue Bonds Carroll County General Hospital),
                                             6% due 7/01/2026                                                         2,049

Massachusetts--   BBB-      NR*       1,000  Massachusetts State Development Finance Agency Revenue Refunding
5.7%                                         Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                     751
                  AAA       Aaa       6,770  Route 3 North Transit Improvement Association, Massachusetts,
                                             Lease Revenue Bonds, 5.75% due 6/15/2010 (d)(h)                          7,750

Michigan--3.1%    BBB       Baa2      1,550  Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead
                                             Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                        1,580
                  A1+       NR*         300  Eastern Michigan University Revenue Refunding Bonds, VRDN,
                                             1.50% due 6/01/2027 (b)(f)                                                 300
                  BBB-      Baa3      2,000  Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds (Detroit Medical Center Obligation Group), Series A,
                                             6.50% due 8/15/2018                                                      1,980
                  NR*       VMIG1++     800  Michigan State Strategic Fund, PCR, Refunding (Consumers
                                             Power Project), VRDN, 1.45% due 4/15/2018 (a)(f)                           800

Minnesota--6.4%   A-        NR*       1,680  Minneapolis, Minnesota, Community Development Agency, Supported
                                             Development Revenue Refunding Bonds (Common Bond), Series G-3,
                                             5.35% due 12/01/2021                                                     1,700
                  NR*       Aa1       2,050  Robbinsdale, Minnesota, Independent School District Number 281,
                                             GO, 5.50% due 2/01/2017                                                  2,283
                                             Rockford, Minnesota, Independent School District Number 883,
                                             GO (c):
                  AAA       Aaa       2,870     5.60% due 2/01/2019                                                   3,066
                  AAA       Aaa       2,390     5.60% due 2/01/2020                                                   2,543

Mississippi--                                Mississippi Business Finance Corporation, Mississippi, PCR,
4.5%                                         Refunding (System Energy Resources Inc. Project):
                  BBB-      Ba1       5,000     5.875% due 4/01/2022                                                  4,778
                  BBB-      Ba1       2,050     5.90% due 5/01/2022                                                   1,965

Missouri--1.7%                               Fenton, Missouri, Tax Increment Revenue Refunding and
                                             Improvement Bonds (Gravois Bluffs):
                  NR*       NR*       1,495     6.75% due 10/01/2015                                                  1,532
                  NR*       NR*       1,000     7% due 10/01/2021                                                     1,025

New Jersey--                                 New Jersey EDA, Retirement Community Revenue Bonds, Series A:
4.9%              NR*       NR*       1,000     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031               994
                  NR*       NR*       2,000     (Seabrook Village Inc.), 8.125% due 11/15/2023                        2,106
                  B+        B3        2,250  New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT, 6.25% due 9/15/2029                         1,769
                  NR*       Baa1      2,375  New Jersey Health Care Facilities Financing Authority Revenue
                                             Bonds (South Jersey Hospital), 6% due 7/01/2026                          2,403

New Mexico--      BBB-      Baa3      4,675  Farmington, New Mexico, PCR, Refunding (Public Service
3.1%                                         Company-San Juan Project), Series A, 5.80% due 4/01/2022                 4,624

New York--14.2%                              New York City, New York, City IDA, Special Facility Revenue
                                             Bonds, AMT:
                  BBB-      Ba2         825     (British Airways PLC Project), 7.625% due 12/01/2032                    793
                  BB-       B1        1,460     (JFK International Airport Project), Series B, 8.50%
                                                due 8/01/2028                                                         1,387
                  NR*       Aaa       7,860  New York City, New York, City Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Bonds, RITR,
                                             Series 11, 9.82% due 6/15/2026 (c)(e)                                    9,874
                  A         A2        5,000  New York City, New York, GO, Refunding, Series G, 5.875%
                                             due 8/01/2019                                                            5,394
                  AAA       Aaa       3,500  New York State Dormitory Authority, Mental Health Services
                                             Facilities Improvement Revenue Bonds, Series B, 5.75% due
                                             2/15/2020 (d)                                                            3,759

North Carolina--  AAA       Aaa       3,000  Charlotte, North Carolina, Airport Revenue Bonds, AMT,
5.0%                                         Series B, 6% due 7/01/2016 (d)                                           3,279
                  BBB       Baa3      2,000  North Carolina Eastern Municipal Power Agency, Power System
                                             Revenue Bonds, Series D, 6.75% due 1/01/2026                             2,151
                  NR*       NR*       2,000  North Carolina Medical Care Commission, Health Care Facilities,
                                             First Mortgage Revenue Refunding Bonds (Presbyterian Homes
                                             Project), 7% due 10/01/2031                                              2,096

Ohio--6.8%        AAA       Aaa      10,000  Ohio State Air Quality Development Authority, Revenue Refunding
                                             Bonds (Dayton Power & Light Company), Series B, 6.40% due
                                             8/15/2027 (d)                                                           10,233

Pennsylvania--    NR*       NR*       2,500  Pennsylvania Economic Development Financing Authority, Exempt
3.1%                                         Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                             6.25% due 11/01/2027                                                     2,055
                  NR*       NR*         540  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                             Development, AMT, 7.75% due 12/01/2017                                     558
                  A-        NR*       2,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                  2,028



MuniHoldings Fund II, Inc., July 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P      Moody's    Face
STATE           Ratings    Ratings   Amount  Issue                                                                 Value
Rhode Island--    AAA       Aaa     $ 1,000  Providence, Rhode Island, Public Building Authority, General
2.7%                                         Revenue Bonds, Series A, 5.60% due 12/15/2013 (c)                    $   1,120
                                             Rhode Island State Health and Educational Building Corporation,
                                             Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                  BBB       Baa2      1,000     6.375% due 8/15/2021                                                  1,000
                  BBB       Baa2      1,900     6.50% due 8/15/2032                                                   1,905

South Carolina--  BBB+      Baa2      2,080  Medical University, South Carolina, Hospital Authority, Hospital
2.9%                                         Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027       2,098
                  BBB       NR*       2,000  South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                             (Westminster Presbyterian Center), 7.75% due 11/15/2030                  2,227

Tennessee--4.6%   NR*       NR*       2,200  Hardeman County, Tennessee, Correctional Facilities Corporation
                                             Revenue Bonds, Series B, 7.375% due 8/01/2017                            2,116
                  BBB+      Baa1      4,600  Shelby County, Tennessee, Health, Educational and Housing Facility
                                             Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                             6.50% due 9/01/2026                                                      4,797

Texas--10.1%      BBB-      Baa3      2,665  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028             2,702
                  A         A3        2,875  Brazos River, Texas, Harbor Navigation District, Brazoria
                                             County Environmental Revenue Refunding Bonds (Dow Chemical
                                             Company Project), AMT, Series A-7, 6.625% due 5/15/2033                  3,007
                  BB-       B1        1,155  Dallas-Fort Worth, Texas, International Airport Facility
                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                             6% due 11/01/2014                                                          908
                  BBB       Baa2      3,835  Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding
                                             Bonds (International Paper Company), AMT, Series A, 6.10% due
                                             8/01/2024                                                                3,826
                  BBB-      Baa1      2,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT, 6.95% due 4/01/2030                                 2,098
                  BBB       Baa2      2,495  Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                             Series A, 6.45% due 11/01/2030                                           2,558

Virginia--21.0%   AAA       Aaa      10,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                             Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                 11,479
                  AAA       Aaa       2,450  Metropolitan Washington, D.C., Virginia Airports Authority,
                                             General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                             10/01/2019 (d)                                                           2,517
                                             Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                  NR*       Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                         375
                  BBB-      Baa3     18,400     Senior-Series B, 5.90%** due 8/15/2030                                1,764
                  BBB-      Baa3     30,000     Senior-Series B, 5.95%** due 8/15/2033                                2,238
                                             Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, AMT,
                                             Series A, Sub-Series A-2:
                  AA+       Aa1       2,430     5.65% due 7/01/2011                                                   2,611
                  AA+       Aa1       2,615     5.70% due 7/01/2012                                                   2,806
                  AAA       Aaa       3,000  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                             Series J, Sub-Series J-1, 5.20% due 7/01/2019 (d)                        3,087
                  AA+       Aa1       1,095  Virginia State, HDA, Rental Housing Revenue Bonds, AMT,
                                             Series B, 5.625% due 8/01/2011                                           1,184
                  AA+       Aa1       3,200  Virginia State, HDA Revenue Bonds, AMT, Series D, 6% due 4/01/2024       3,349

Washington--      AAA       Aaa       5,400  Energy Northwest, Washington, Electric Revenue Refunding Bonds
3.9%                                         (Columbia Generating), Series A, 5.50% due 7/01/2017 (c)                 5,823

                                             Total Municipal Bonds (Cost--$226,629)--154.4%                         231,028



                                     Shares
                                      Held   Common Stock
Virginia--0.6%                          108  Horizon Natural Resources Company (j)(k)                                   968

                                             Total Common Stock (Cost--$1,183)--0.6%                                    968

                  Total Investments (Cost--$227,812)--155.0%                                                        231,996
                  Other Assets Less Liabilities--3.1%                                                                 4,637
                  Preferred Stock, at Redemption Value--(58.1%)                                                    (87,000)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 149,633
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(g)GNMA Collateralized.
(h)Prerefunded.
(i)Floating rate note.
(j)Non-income producing security.
(k)Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of July 31, 2002 were as follows:


                                  Percent of
                                    Total
S&P Rating/Moody's Rating        Investments

AAA/Aaa                              36.3%
AA/Aa                                12.9
A/A                                   8.6
BBB/Baa                              25.6
BB/Ba                                 1.6
B/B                                   0.8
CCC/Caa                               0.9
NR (Not Rated)                       12.0
Other*                                1.3

*Temporary investments in short-term municipal securities.



MuniHoldings Fund II, Inc., July 31, 2002


STATEMENT OF NET ASSETS

                As of July 31, 2002
Assets:         Investments, at value (identified cost--$227,811,515)                                         $ 231,996,427
                Cash                                                                                                153,105
                Receivables:
                   Securities sold                                                           $   6,287,621
                   Interest                                                                      3,701,235        9,988,856
                                                                                             -------------
                Prepaid expenses                                                                                      4,879
                                                                                                              -------------
                Total assets                                                                                    242,143,267
                                                                                                              -------------

Liabilities:    Payables:
                   Securities purchased                                                          5,240,891
                   Dividends to Common Stock shareholders                                          116,636
                   Investment adviser                                                              110,364        5,467,891
                                                                                             -------------
                Accrued expenses                                                                                     42,303
                                                                                                              -------------
                Total liabilities                                                                                 5,510,194
                                                                                                              -------------

Preferred       Preferred Stock, at redemption value, par value $.10 per share (3,480 shares
Stock:          of AMPS* issued and outstanding at $25,000 per share liquidation preference)                     87,000,000
                                                                                                              =============

Net Assets      Net assets applicable to Common Stock                                                         $ 149,633,073
Applicable to                                                                                                 =============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (11,073,334 shares issued
Net Applicable  and outstanding)                                                                               $  1,107,333
to Assets       Paid-in capital in excess of par                                                                163,858,315
Common Stock:   Undistributed investment income--net                                         $   2,606,470
                Accumulated realized capital losses on investments--net                       (22,123,957)
                Unrealized appreciation on investments--net                                      4,184,912
                                                                                             -------------
                Total accumulated losses--net                                                                  (15,332,575)
                                                                                                              -------------
                Total--Equivalent to $13.51 net asset value per share of
                Common Stock (market price--$12.96)                                                           $ 149,633,073
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                For the Year Ended July 31, 2002
Investment      Interest                                                                                      $  14,049,392
Income:

Expenses:       Investment advisory fees                                                     $   1,287,728
                Commission fees                                                                    222,790
                Accounting services                                                                105,287
                Professional fees                                                                   87,757
                Transfer agent fees                                                                 44,781
                Directors' fees and expenses                                                        30,074
                Printing and shareholder reports                                                    28,308
                Listing fees                                                                        28,293
                Pricing fees                                                                        15,887
                Custodian fees                                                                      15,296
                Other                                                                               27,175
                                                                                             -------------
                Total expenses                                                                                    1,893,376
                                                                                                              -------------
                Investment income--net                                                                           12,156,016
                                                                                                              -------------

Realized &      Realized loss on investments--net                                                               (1,561,536)
Unrealized      Change in unrealized appreciation/depreciation on investments--net                                1,167,576
Gain (Loss)on                                                                                                 -------------
Investments--Net:  Total realized and unrealized loss on investments--net                                         (393,960)
                                                                                                              -------------

Dividends to    Investment income--net                                                                          (1,396,089)
Preferred Stock                                                                                               -------------
Shareholders:   Net Increase in Net Assets Resulting from Operations                                          $  10,365,967
                                                                                                              =============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended July 31,
                Increase (Decrease) in Net Assets:                                                 2002            2001++
Operations:     Investment income--net                                                       $  12,156,016    $  11,755,144
                Realized gain (loss) on investments--net                                       (1,561,536)        1,310,804
                Change in unrealized appreciation/depreciation on investments--net               1,167,576        9,259,502
                Dividends to Preferred Stock shareholders                                      (1,396,089)      (3,126,989)
                                                                                             -------------    -------------
                Net increase in net assets resulting from operations                            10,365,967       19,198,461
                                                                                             -------------    -------------

Dividends to    Investment income--net                                                         (9,350,545)      (8,399,345)
Common Stock                                                                                 -------------    -------------
Shareholders:   Net decrease in net assets resulting from dividends to Common Stock
                shareholders                                                                   (9,350,545)      (8,399,345)
                                                                                             -------------    -------------

Net Assets      Total increase in net assets applicable to Common Stock                          1,015,422       10,799,116
Applicable to   Beginning of year                                                              148,617,651      137,818,535
Common Stock:                                                                                -------------    -------------
                End of year*                                                                 $ 149,633,073    $ 148,617,651
                                                                                             =============    =============

                *Undistributed investment income--net                                        $   2,606,470    $   1,101,837
                                                                                             =============    =============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniHoldings Fund II, Inc., July 31, 2002


FINANCIAL HIGHLIGHTS


The following per share data and ratios
have been derived from information                                                                           For the Period
provided in the financial statements.                                                                        Feb.27, 1998++
                                                                         For the Year Ended July 31,           to July 31,
Increase (Decrease) in Net Asset Value:                              2002        2001        2000        1999     1998
Per Share             Net asset value, beginning of period        $   13.42   $   12.45   $   14.16   $   15.01   $   15.00
Operating                                                         ---------   ---------   ---------   ---------   ---------
Performance:++++++++  Investment income--net                           1.10        1.06        1.08        1.11         .47
                      Realized and unrealized gain (loss)
                      on investments--net                             (.04)         .95      (1.67)       (.88)         .04
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                        (.13)       (.28)       (.29)       (.25)       (.10)
                        In excess of realized gain on
                      investments--net                                   --          --      --++++          --          --
                      Capital charge resulting from issuance
                      of Preferred Stock                                 --          --          --          --       (.08)
                                                                  ---------   ---------   ---------   ---------   ---------
                      Total from investment operations                  .93        1.73       (.88)       (.02)         .33
                                                                  ---------   ---------   ---------   ---------   ---------
                      Less dividends and distributions to
                      Common Stock shareholders:
                        Investment income--net                        (.84)       (.76)       (.82)       (.83)       (.29)
                        In excess of realized gain on
                      investments--net                                   --          --       (.01)          --          --
                                                                  ---------   ---------   ---------   ---------   ---------
                      Total dividends and distributions to
                      Common Stock shareholders                       (.84)       (.76)       (.83)       (.83)       (.29)
                                                                  ---------   ---------   ---------   ---------   ---------
                      Capital charge resulting from issuance
                      of Common Stock                                    --          --          --          --       (.03)
                                                                  ---------   ---------   ---------   ---------   ---------
                      Net asset value, end of period              $   13.51   $   13.42   $   12.45   $   14.16   $   15.01
                                                                  =========   =========   =========   =========   =========
                      Market price per share, end of period       $   12.96   $   12.35   $ 11.4375   $ 12.9375   $   14.25
                                                                  =========   =========   =========   =========   =========

Total Investment      Based on market price per share                12.12%      15.06%     (4.93%)     (3.79%)  (3.14%)+++
Return:**                                                         =========   =========   =========   =========   =========
                      Based on net asset value per share              7.56%      14.86%     (5.44%)      (.03%)    2.03%+++
                                                                  =========   =========   =========   =========   =========

Ratios Based on       Total expenses, net of reimbursement***         1.29%       1.28%       1.32%       1.11%       .45%*
Average Net Assets                                                =========   =========   =========   =========   =========
Of Common Stock:      Total expenses***                               1.29%       1.28%       1.32%       1.14%      1.04%*
                                                                  =========   =========   =========   =========   =========
                      Total investment income--net***                 8.27%       8.29%       8.71%       7.35%      7.66%*
                                                                  =========   =========   =========   =========   =========
                      Amount of dividends to Preferred Stock
                      shareholders                                     .95%       2.20%       2.34%       1.66%      1.69%*
                                                                  =========   =========   =========   =========   =========
                      Investment income--net, to Common Stock
                      shareholders                                    7.32%       6.09%       6.36%       5.68%      5.96%*
                                                                  =========   =========   =========   =========   =========

Ratios Based on       Total expenses, net of reimbursement             .81%        .79%        .81%        .73%       .30%*
Average Net                                                       =========   =========   =========   =========   =========
Assets of Common &    Total expenses                                   .81%        .79%        .81%        .75%       .71%*
Preferred Stock:***                                               =========   =========   =========   =========   =========
                      Total investment income--net                    5.19%       5.14%       5.34%       4.83%      5.21%*
                                                                  =========   =========   =========   =========   =========

Ratios Based on       Dividends to Preferred Stock shareholders       1.60%       3.59%       3.72%       3.20%      3.60%*
Average Net Assets                                                =========   =========   =========   =========   =========
Of Preferred Stock:

Supplemental          Net assets applicable to Common Stock,
Data:                 end of period (in thousands)                $ 149,633   $ 148,618   $ 137,819   $ 156,745   $ 166,248
                                                                  =========   =========   =========   =========   =========
                      Preferred Stock outstanding, end of
                      period (in thousands)                       $  87,000   $  87,000   $  87,000   $  87,000   $  87,000
                                                                  =========   =========   =========   =========   =========
                      Portfolio turnover                             46.31%      57.57%     129.35%      71.07%      64.62%
                                                                  =========   =========   =========   =========   =========

Leverage:             Asset coverage per $1,000                   $   2,720   $   2,708   $   2,584   $   2,802   $   2,911
                                                                  =========   =========   =========   =========   =========

Dividends Per Share   Series A--Investment income--net            $     409   $     908   $     967   $     807   $     325
On Preferred Stock                                                =========   =========   =========   =========   =========
Outstanding:+++++     Series B--Investment income--net            $     394   $     890   $     893   $     789   $     340
                                                                  =========   =========   =========   =========   =========

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fees. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
+++++The Fund's Preferred Stock was issued on March 19, 1998.
++++++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniHoldings Fund II, Inc., July 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $79,862 increase in cost of securities (which in return results in a corresponding $79,862 decrease in unrealized appreciation and a corresponding $79,862 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the year ended July 31, 2002 was to increase net investment income by $68,132, decrease net unrealized appreciation by $117,286 and increase accumulated net realized capital losses by $30,708. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,389 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended July 31, 2002, the Fund reimbursed FAM $16,522 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2002 were $107,805,240 and $105,314,802, respectively.

Net realized losses for the year ended July 31, 2002 and net unrealized gains as of July 31, 2002 were as follows:


                                   Realized        Unrealized
                                    Losses           Gains

Long-term investments           $ (1,561,536)   $   4,184,912
                                -------------   -------------
Total                           $ (1,561,536)   $   4,184,912
                                =============   =============


As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,302,198, of which $11,734,529 related to appreciated securities and $7,432,331 related to depreciated securities. The aggregate cost of investments at July 31, 2002 for Federal income tax purposes was $227,694,229.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended July 31, 2002 and July 31, 2001 remained constant.

Preferred Stock
AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2002 were as follows: Series A, 1.27% and Series B, 1.20%.

Shares issued and outstanding during the years ended July 31, 2002 and July 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
July 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $110,385 as commissions.


5. Distributions to Shareholders:
On August 8, 2002, an ordinary income dividend of $.073000 was declared. The dividend was paid on August 29, 2002, to shareholders of record on August 19, 2002.

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 was as follows:


                                        7/31/2002        7/31/2001

Distributions paid from:
   Tax-exempt income                  $ 10,746,634     $ 11,526,334
                                      ------------     ------------
Total distributions on a tax basis    $ 10,746,634     $ 11,526,334
                                      ============     ============


As of July 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    2,491,396
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         2,491,396
Capital loss carryforward                             (20,023,975)*
Unrealized gains--net                                   2,200,004**
                                                     --------------
Total accumulated losses--net                        $ (15,332,575)
                                                     ==============

*On July 31, 2002, the Fund had a net capital loss carryforward of $20,023,975, of which $7,226,789 expires in 2008, $12,107,981 expires in 2009 and $689,205 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, unamortized organization expenses and the deferral of post-October capital losses for tax purposes.



MuniHoldings Fund II, Inc., July 31, 2002


REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.

We have audited the accompanying statement of net assets of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 2002 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1f to the Financial Statements, in 2002 the Fund changed its method of classifying preferred stock.



MetroPark, New Jersey
September 6, 2002



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended July 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS

                                                                                             Number of       Other
                                                                                           Portfolios in   Director-
                        Position(s)   Length                                                Fund Complex     ships
                            Held     of Time                                                Overseen by     Held by
Name, Address & Age      with Fund    Served   Principal Occupation(s) During Past 5 Years    Director      Director
Interested Director

Terry K. Glenn*         President    1999 to   Chairman, Americas Region since 2001, and      118 Funds     None
P.O. Box 9011           and          present   Executive Vice President since 1983 of       169 Portfolios
Princeton,              Director     and       Fund Asset Management, L.P. ("FAM")
NJ 08543-9011                        1998 to   and Merrill Lynch Investment Managers,
Age: 61                              present   L.P. ("MLIM"); President of Merrill
                                               Lynch Mutual Funds since 1999;
                                               President of FAM Distributors, Inc.
                                               ("FAMD") since 1986 and Director
                                               thereof since 1991; Executive Vice
                                               President and Director of Princeton
                                               Services, Inc. ("Princeton Services")
                                               since 1993; President of Princeton
                                               Administrators, L.P. since 1988;
                                               Director of Financial Data Services,
                                               Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region)and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



MuniHoldings Fund II, Inc., July 31, 2002


OFFICERS AND DIRECTORS (concluded)

                                                                                             Number of       Other
                                                                                           Portfolios in   Director-
                        Position(s)   Length                                                Fund Complex     ships
                            Held     of Time                                                Overseen by     Held by
Name, Address & Age      with Fund   Served*   Principal Occupation(s) During Past 5 Years    Director      Director
Independent Directors

Ronald W. Forbes        Director     1998 to   Professor Emeritus of Finance, School of        45 Funds     None
P.O. Box 9011                        present   Business, State University of New York       54 Portfolios
Princeton,                                     at Albany since 2000; and Professor
NJ 08543-9011                                  thereof from 1989 to 2000.
Age: 61


Cynthia A. Montgomery   Director     1998 to   Professor, Harvard Business School since        45 Funds     Unum-
P.O. Box 9011                        present   1989.                                        54 Portfolios   Provident
Princeton,                                                                                                  Corporation;
NJ 08543-9011                                                                                               and
Age: 50                                                                                                     Newell
                                                                                                            Rubbermaid
                                                                                                            Inc.


Charles C. Reilly       Director     1998 to   Self-employed financial consultant since        45 Funds     None
P.O. Box 9011                        present   1990.                                        54 Portfolios
Princeton,
NJ 08543-9011
Age: 71


Kevin A. Ryan           Director     1998 to   Founder and currently Director Emeritus         45 Funds     None
P.O. Box 9011                        present   of The Boston University Center for the      54 Portfolios
Princeton,                                     Advancement of Ethics and Character and
NJ 08543-9011                                  Director thereof from 1989 to 1999;
Age: 69                                        Professor from 1982 to 1999 at Boston
                                               University.


Roscoe S. Suddarth      Director     2000 to   Former President, Middle East Institute         45 Funds     None
P.O. Box 9011                        present   from 1995 to 2001.                           54 Portfolios
Princeton,
NJ 08543-9011
Age: 67


Richard R. West         Director     1998 to   Professor of Finance since 1984, and            45 Funds     Bowne &
P.O. Box 9011                        present   currently Dean Emeritus of New York          54 Portfolios   Co., Inc.;
Princeton,                                     University, Leonard N. Stern School of                       Vornado
NJ 08543-9011                                  Business Administration.                                     Realty
Age: 64                                                                                                     Trust; and
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg       Director     2000 to   Self-employed financial consultant since        45 Funds     None
P.O. Box 9011                        present   1994.                                        54 Portfolios
Princeton,
NJ 08543-9011
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*     Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1998 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President    present     since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and          and1 999    since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011           Treasurer    to present  MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Kenneth A. Jacob        Senior Vice  2001 to     Managing Director of the Adviser and MLIM since 1997; Vice President
P.O. Box 9011           President    present     of MLIM from 1984 to 1997.
Princeton,
NJ 08543-9011
Age: 50


John M. Loffredo        Senior Vice  2001 to     Managing Director of the Adviser and MLIM since 1997; Vice President
P.O. Box 9011           President    present     of MLIM from 1991 to 1997.
Princeton,
NJ 08543-9011
Age: 38


Robert A. DiMella       Vice         1998 to     First Vice President of MLIM since 1997; Assistant Vice President of
P.O. Box 9011           President    present     MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993
Princeton,                           and         to 1995.
NJ 08543-9011                        Portfolio
Age: 35                              Manager


Alice A. Pellegrino     Secretary    2001 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present     1999 to 2002; Attorney associated with MLIM since 1997; Associate with
Princeton,                                       Kirkpatrick & Lockhart LLP from 1992 to 1997.
NJ 08543-9011
Age: 42

*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUH